Scudder
Global
Fund

Semiannual Report
December 31, 1995


o For investors seeking long-term growth of capital from a professionally managed portfolio consisting primarily of U.S. and foreign common stocks.


o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER GLOBAL FUND

CONTENTS

   2 In Brief

   3 Letter from the Fund's Chairman

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  11 Investment Portfolio

  20 Financial Statements

  23 Financial Highlights

  24 Notes to Financial
     Statements

  29 Report of Independent Accountants

  30 Tax Information

  33 Officers and Directors

  34 Investment Products
     and Services

  35 How to Contact
     Scudder

IN BRIEF


  o Scudder Global Fund provided a 9.66% total return for the six months ended December 31, 1995, reflecting continued stock market strength in Europe and the United States.

  o The Fund surpassed the average global fund tracked by Lipper Analytical Services during the period but failed to keep pace with the unmanaged Morgan Stanley Capital International (MSCI) World Index. The Index's 10.61% return for the six-month period in large part reflects a greater exposure to the vibrant U.S. stock market. On a one-year basis, the Fund was about in line with the Index. On a five-year basis, your Fund continued to outperform both the Index and the average global fund.

                               Investment Returns
                      (for periods ended December 31, 1995)

                         Six Months     One Year       Five Years*
Scudder Global Fund         9.66%         20.53%          13.13%
Average Global Fund         7.15%         16.05%          12.28%
MSCI World Index           10.61%         20.72%          11.73%

                    * Average annualized returns.

  o A number of strategic themes continued to dominate portfolio construction. Despite the disparate returns from markets around the world, we continue to believe that our focus on well-run global companies will provide superior returns.

SCUDDER GLOBAL FUND
LETTER FROM THE FUND'S CHAIRMAN

Dear Shareholders,

     Nineteen ninety-five was a good year for equity investors. In Europe, low inflation, strong corporate earnings, and a weaker U.S. dollar combined to produce returns in excess of 20% in U.S. dollar terms, while back at home the S&P 500 Index returned nearly twice that. We are pleased to report Scudder Global Fund's 20.53% total return for the year and its 9.66% return for the six months ended December 31, the period covered by this report.

     The world's key central bankers have chosen to combat sluggish economic growth with lower interest rates, and as a result the global capital markets are now awash with financial liquidity. Near term, this liquidity may be sufficient to support financial asset prices. Before the year comes to a close, however, we believe there is a good chance the current global economic expansion will prove too mature--the monetary stimulus too little and too late--to sustain. In the United States, recent corporate earnings disappointments and stagnant job growth may force a nation of highly indebted consumers to spend less, triggering a brief recession. A slowdown in U.S. imports would have a negative impact on Europe and Japan, where economic growth is equally feeble.

     Scudder Global Fund employs a unique approach to portfolio management that emphasizes investment themes over the business cycles of individual markets. This approach is designed to identify companies that will provide above-average stock returns regardless of the economic environments in their home markets. We measure the Fund's success in this endeavor by its 12.46% average annualized return since inception in 1986, a period encompassing widely diverse economic conditions and market prices.

     If you have any questions about Scudder Global Fund or your investments, please contact a Scudder Investor Relations representative at 1-800-225-2470. Page 35 contains more information on how to contact Scudder. Thank you for your continued interest in the Scudder Global Fund.

                                              Sincerely,
                                              /s/Edmond D. Villani
                                              Edmond D. Villani
                                              Chairman,
                                              Scudder Global Fund

SCUDDER GLOBAL FUND
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER GLOBAL FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,053     20.53%   20.53%
5 Year    $18,527     85.27%   13.13%
Life of
 Fund*    $30,309    203.09%   12.46%

MSCI WORLD INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,072    20.72%    20.72%
5 Year    $17,420    74.20%    11.73%
Life of
 Fund*    $26,303   163.03%    10.81%

*The Fund commenced operations on
 July 23, 1986. Index comparisons
 begin July 31, 1986.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder Global Fund
Year            Amount
----------------------
7/31/86*       $10,000
86             $10,358
87             $10,672
88             $12,720
89             $17,479
90             $16,630
91             $19,152
92             $20,023
93             $26,250
94             $25,148
95             $30,309

MSCI World Index
Year            Amount
----------------------
7/31/86*       $10,000
86             $10,896
87             $12,657
88             $15,604
89             $18,196
90             $15,100
91             $17,860
92             $16,927
93             $20,736
94             $21,788
95             $26,303

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of witholding tax and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31

                       1987    1988    1989    1990    1991    1992    1993    1994    1995
                     ------------------------------------------------------------------------
NET ASSET VALUE...   $12.56  $14.74  $19.48  $17.06  $18.96  $19.32  $24.80  $23.33  $27.01
INCOME
DISTRIBUTIONS.....   $  .06  $  .14  $  .20  $  .37  $  .31  $  .16  $  .24  $  .11  $  .25
CAPITAL GAINS
DISTRIBUTIONS.....   $  .25  $  .08  $  .55  $  .83  $  .66  $  .34  $  .26  $  .34  $  .84
FUND TOTAL
RETURN (%)........     3.03   19.19   37.41   -6.40   17.07    4.54   31.10   -4.20   20.53
INDEX TOTAL
RETURN (%)........    16.16   23.29   16.61  -17.02   18.28   -5.23   22.50    5.08   20.72


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the average annual total return for the one year, five year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
GEOGRAPHICAL (Excludes Cash Equivlalents & Debt)
---------------------------------------------------------------------------
Europe                   41%
U.S. & Canada            26%              In Europe, many corporations are
Pacific Basin            16%              facing the challenge of global
Japan                    10%              competition, and the portfolio has
Latin America             3%              been structured to benefit.
Other                     4%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS (Excludes Cash Equivalents & Debt)
--------------------------------------------------------------------------
Financial               20%
Manufacturing           17%               Our less-favorable outlook for
Metals and Minerals     10%               oil stocks has prompted a
Health                   8%               reduction in the portfolio's
Technology               8%               energy weighting.
Utilities                7%
Consumer Staples         6%
Energy                   5%
Service Industries       5%
Other                   14%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. SAP AG
    German computer software manufacturer

 2. SANDOZ LTD. AG
    Pharmaceutical company in Switzerland

 3. INTERNATIONALE-NEDERLANDEN GROEP CVA
    Banking and insurance holding company in the Netherlands

 4. BROWN, BOVERI & CIE. AG
    Manufacturer of electrical equipment in Switzerland

 5. SAMSUNG ELECTRONICS CO., LTD.
    Major electronics manufacturer in Korea

 6. ASTRA AB
    Pharmaceutical company in Sweden

 7. CIBA-GEIGY AG
    Pharmaceutical company in Switzerland

 8. WOODSIDE PETROLEUM LTD.
    Major oil and gas producer in Australia

 9. VEBA AG
    Electrical utility, distributor or oil and chemicals in Germany

10. AEGON INSURANCE GROUP NV
    Insurance company in the Netherlands

The portfolio's significant position in Sandoz Ltd. reflects our belief that, given the world's aging population, pharmaceutical products and health providers will continue to thrive.

For more complete details about the Fund's Investment Portfolio, see page 11.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER GLOBAL FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     Scudder Global Fund provided a 9.66% total return for the six-month period ended December 31, 1995, compared with 10.61% for the unmanaged Morgan Stanley Capital International World Index. The 12-month returns for the Fund and the Index were 20.53% and 20.72%, respectively. The average return of the funds comprising the Lipper global fund universe was 7.15% for the six-month period and 16.05% for the year.

                             Global Market Backdrop

     The world stock market had its second-best year since 1988. This was attributable to the United States, which rose 37.5%. While such European markets as Switzerland and Sweden matched this level of return, Europe as a whole demonstrated a more mundane 21.6% return. Japan returned a meager 0.7%. The emerging markets category return was heavily negative at -9.2%. Despite the initial impression given by these statistics, we do not think they disprove our assumption of "one global economy, one global stock market." The favorable conditions in the world economy were to the benefit of the globally oriented participants. Markets dominated by global companies--Sweden, for example--took their cue from the United States and performed well despite their home economies. National markets dominated by local industries and companies did relatively badly.

     The fall in Japanese interest rates and the depressed economy there gave Japanese institutions strong incentive to seek investment income in the U.S. bond market. Declining U.S. interest rates and the buoyant state of the corporate sector gave U.S. investors the incentive to shed their short-term deposits in favor of common stocks. Such a favorable alignment of conditions did not exist elsewhere.

     In Japan, the government is under pressure from corruption charges and the near or effective bankruptcy of some major financial institutions. At the same time, the Japanese are concerned about job security. The ability of the government to manage the economy is in question because many attempts to stimulate the economy have failed. These uncertainties are reflected in an ongoing realignment of the political structure. The Japanese economy is highly liquid, reflecting a low level of confidence in the future.

     In Europe, the year began far better than it ended. The initial expectation was that the economy would manage to ride on the coattails of growth in the rest of the world. By the close of the year, it became apparent that policies dominated by currency considerations and a fear of inflation were likely to kill growth and aggravate budget problems in many countries.

                            Portfolio Review

     The portfolio is very broadly diversified among 26 countries and spread across a number of economic sectors. Rather than weight the portfolio according to countries or economic sectors, we develop global themes and search for the appropriate stock values to represent them. Important portfolio themes are summarized in the following eight sections.

"The Installed Base and Standard Setters" This theme targets companies with new technologies that secure large market shares and set the standards to which other players must conform. Examples in the portfolio include SAP, a German-based software applications developer.

"In Pursuit of Virtuality" Corporations are changing their structure in order to concentrate resources on their highest value-added activities. To succeed, these companies will also need to control the entities to whom they outsource. Portfolio holding Xerox currently demonstrates the successful application of this strategy.

"The Last of the Light Side Restructurings" In our analysis, we have chosen to group the capitalist world into two types: the "Light Side" and the "Dark Side." Light Side markets, exemplified by the United States, are substantially deregulated, typically have higher rates of inflation, tend to run balance of trade and fiscal deficits, and have great entrepreneurial spirit and tradition. Corporations in these countries are taking advantage of buoyant capital markets to reshape themselves by selling their loss-making activities. Canadian Pacific and Australian-based Fosters Brewing Co. are current holdings in the portfolio based on this theme.

"The Life Insurers" Individuals have lost faith in governments who promised to provide their pension benefits. They have higher confidence in private pensions. AEGON, ING, and Skandia are current portfolio holdings based on this theme.

"Aging Population: Healthcare" Given the world's demographics, we believe pharmaceutical products and health providers will continue to thrive. Examples in the portfolio are Biogen, Sandoz, and Ciba-Geigy.

"The First of the Dark Side Restructurings" Not meant as criticism but merely as a distinction from "Light Side" in our analysis, "Dark Side" economies are those that typically run balance of payment and fiscal surpluses, maintain more control over inflation, and employ a higher degree of government regulation. In these markets, we have observed that German companies are beginning to follow their Swiss counterparts by restructuring and joining the global capital markets. German companies are now cutting jobs, making overseas investments, and becoming more shareholder friendly. Examples in the portfolio are Hoechst and VEBA.

"Emergers and Subcontractors" Developed economies stand to benefit from the emergence of new economies. Some will succeed but others will fail. A few will achieve self-sustaining growth and others will merely become subcontractors to the developed world and thus will be subject to the economies they serve. Based on this theme, the portfolio has invested about 6% in South Korea and 1% in Brazil.

"The Reinsurers" Reinsurance is a global commodity that has been in short supply. Leading participants in the reinsurance sector have pricing leverage and have demonstrated above-average profitability. The market recognizes the sector's improved profitability, yet valuations remain reasonable.

"Strategically Safe Oil" One major shift we have made since last year has been to downgrade the importance of this investment theme. Oil stocks now account for about 4% of the portfolio compared with the 8% target previously set. Our decision was made in light of declining costs of finding and developing reserves, easing tensions in the Middle East, and our view that synchronized growth in the world looks increasingly unlikely.

                                 Global Trends

     The global economy and capital markets in aggregate are functioning well. Growth, albeit moderate, is being achieved without inflation. New technologies are pulling the world along and old industries are restructuring. Buy backs and privatizations are an integral part of the process. While the United States leads the way, others are slow to follow.

     Resistance to deregulation exists on the "dark side" of the world, particularly in Japan and continental Europe. As a result, consumers do not get what they want and entrepreneurs are not permitted to provide it. These economies cannot therefore create the jobs required nor achieve the level of activity necessary to sustain their governments' budgets. In their weakened state, they are addicted to U.S. demand and appear willing to supply their hard-won savings in order to sustain it.

         We suspect that Europeans will ease monetary policy in the coming weeks. Hopefully, lower interest rates will reverse the serious decline in economic activity we are currently witnessing. Lower rates could also lead to a fall in the DM Bloc currencies against the dollar and provide support for the stock market. But monetary policy is not a solution to Europe's long-range problems. U.K.-style privatization and deregulation policy is the only available answer to Europe's budget problems, which are really a growth problem. Any progress on this front will be hugely beneficial to the corporate sector, although European governments have been resistant in the past. To date, the auguries are not encouraging. If there is progress, it will most likely be the consequence of the global corporations' action and pressure.

         In the Japanese economy, too, deregulation would provide the service-related jobs and economic growth required to offset the elimination of manufacturing jobs, which are now going to lower-cost Asian markets. Also as in Europe, Japan's budget in the longer run is under siege from the costs of an aging population. Change is occurring within the Japanese political system, but it is slow to emerge. The replacement of Prime Minister Muryama with Hashimoto is mildly encouraging. In the interim, the Bank of Japan is providing easy money, much of which is finding its way into U.S. bonds and supporting our financial markets.

         To global investors, the Japanese stock market presents a major challenge. In the short run, improving liquidity should help support stock prices. But stock valuation levels are very high. If the reformers gain ascendency, stock prices are likely to move lower as the economy makes its transition. If the traditionalists hold sway then it is business as usual and stock prices should hold.

         In the United States, investors have converted short-term assets into long-term savings in the stock market, primarily via mutual funds. This shift has resulted in dramatically higher share prices, and the attendant wealth effect has encouraged individuals to borrow. Consumer debt has continued to grow, but declining rates have allowed individuals to avoid feeling the financial impact since refinancing has mitigated monthly payments. This situation is vulnerable to any shock to either the stock market or the real economy.

     Moderate rates of economic growth in the world are placing little pressure on resources. Monetary policy, therefore, should remain friendly towards capital markets. If there is a threat, it is growth itself, which may draw money out of financial investments. This applies to Japan in particular, where a revival of growth might encourage capital to stay home, causing U.S. bond yields to rise and having a major impact on stock and bond markets worldwide. A greater threat to the general level of world stock markets, however, is the absence of growth, which would expose the financial vulnerability of the U.S. consumer. At this time, monetary conditions and currencies are set to ease in major foreign markets, which bodes well for foreign stock prices relative to those in North America.

                    Sincerely,

                    Your Portfolio Management Team
                    /s/William E. Holzer                /s/Nicholas Bratt
                    William E. Holzer                   Nicholas Bratt

                    /s/Alice Ho
                    Alice Ho

                                   INVESTMENT PORTFOLIO  as of December 31, 1995
--------------------------------------------------------------------------------

             % of        Principal                                                         Market
          Portfolio      Amount ($)                                                       Value ($)
----------------------------------------------------------------------------------------------------
             1.2%        REPURCHASE AGREEMENTS

                         15,832,000 Repurchase Agreement with Donaldson,
                                    Lufkin & Jenrette dated 12/29/95 at 5.85%, to
                                    be repurchased at $15,842,291 on 1/2/96,
                                    collateralized by a $15,789,000 U.S.
                                    Treasury Bill, 3/31/96 (Cost $15,832,000)..........   15,832,000
                                                                                          ----------



             4.0%        BONDS

                         50,000,000 U.S. Treasury Note, 5.625%, 6/30/97
                                     (Cost $49,839,844)................................   50,312,500
                                                                                          ----------



             1.2%        CONVERTIBLE BONDS

CANADA       0.5%         6,657,000 Teck Corp., 3.750%, 7/15/06 (Major mining
                                     complex)..........................................    6,623,715
                                                                                          ----------

KOREA        0.4%           625,000 Cheil Food and Chemical Co., Ltd., 3%,
                                     12/31/06 (Leading sugar refiner and major
                                     integrated food processor)........................      806,250

                          2,700,000 Ssangyong Cement Industrial Co., Ltd., 3%,
                                     12/31/05 (Major cement producer)..................    3,253,500

                            650,000 Ssangyong Oil Refining Co., Ltd., 3.75%,
                                     12/31/08 (Major oil refiner)......................      690,625
                                                                                          ----------
                                                                                           4,750,375
                                                                                          ----------

MEXICO       0.3%         8,200,000 Empresa ICA Sociedad Controladora S.A.,
                                     5%, 3/15/04 (Construction company)................    4,305,000
                                                                                          ----------
                                    TOTAL CONVERTIBLE BONDS (Cost $17,948,166).........   15,679,090
                                                                                          ----------



             3.7%        PREFERRED STOCKS

                          Shares
----------------------------------------------------------------------------------------------------

GERMANY                      47,700 Rheinisch-Westfaelisches Elektrizitaetswerk
                                     AG (Electric utility).............................   13,319,368
                            182,200 SAP AG (Computer software manufacturer)............   27,600,279
                             30,000 Spar Handels AG (Food and beverage
                                     wholesaler and retailer)..........................    6,450,262
                                                                                          ----------
                                    TOTAL PREFERRED STOCKS (Cost $21,747,614)..........   47,369,909
                                                                                          ----------


    The accompanying notes are an integral part of the financial statements.
                                                                              11

SCUDDER GLOBAL FUND
--------------------------------------------------------------------------------


              % of                                                                         Market
           Portfolio     Shares                                                           Value ($)
----------------------------------------------------------------------------------------------------

            89.9%        COMMON STOCKS

ARGENTINA    0.6%         253,143 Electricidad Argentina S.A."A" (ADR)
                                  (Electric utility) (c)...............................    4,430,003
                          134,100 YPF S.A. "D" (ADR) (Petroleum company)...............    2,899,913
                                                                                          ----------
                                                                                           7,329,916
                                                                                          ----------

AUSTRALIA    5.2%       1,056,000 Ampol Exploration Ltd.* (Oil and gas
                                   exploration company)................................    2,307,524

                          700,187 Australian Gas & Light Co. (Public utility)..........    2,628,091

                        1,016,565 Broken Hill Proprietary Co. Ltd. (Petroleum,
                                   minerals and steel).................................   14,355,680

                          547,000 CRA Ltd. (Mining, manufacturing and
                                   development)........................................    8,025,452

                           41,025 CRA Ltd. (New).......................................      591,542

                        1,530,000 Coca Cola Amatil Ltd. (Soft drink bottler and
                                   distributor)........................................   12,201,864

                        4,178,400 Foster's Brewing Group, Ltd. (Leading brewery).......    6,863,368

                        3,711,000 Woodside Petroleum Ltd. (Major oil and
                                   gas producer).......................................   18,976,426
                                                                                          ----------
                                                                                          65,949,947
                                                                                          ----------

AUSTRIA      0.3%          61,900 Flughafen Wien AG (Operator of terminals
                                   and facilities at Vienna International Airport)(c)..    4,176,415
                                                                                          ----------

BERMUDA      2.3%         378,150 Mid Ocean Limited (Property and casualty
                                   insurance company)..................................   14,038,819

                          570,200 PartnerRe Holdings Ltd. (Property and casualty
                                   insurance company)..................................   15,680,500
                                                                                          ----------
                                                                                          29,719,319
                                                                                          ----------

BRAZIL       1.3%      30,401,230 Centrais Eletricas Brasileiras S/A "B" (pfd.)
                                   (Electric utility)..................................    8,226,270

                      126,000,000 Companhia Energetica de Minas Gerais (pfd.)
                                   (Electric power utility)............................    2,787,180

                       70,200,000 Companhia Energetica de Sao Paulo (pfd.)*
                                   (Electric utility)..................................    2,043,272

                       10,591,625 Companhia Siderurgica Belgo-Mineira
                                   (Manufacturer of steel wires and wire
                                   products)...........................................      864,049

                        8,447,000 Light Servicos de Electric SA (voting)
                                   (Electricity distributor in the state of Rio
                                   de Janeiro).........................................    2,702,831
                                                                                          ----------
                                                                                          16,623,602
                                                                                          ----------


    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------



              % of                                                                         Market
           Portfolio   Shares                                                             Value ($)
----------------------------------------------------------------------------------------------------

CANADA       4.0%       196,271   Alcan Aluminium Ltd. (CN) (Manufacturer of
                                   aluminum and finished products).....................    6,091,913

                        222,200   Barrick Gold Corp. (CN) (Gold exploration and
                                   production in North and South America)..............    5,860,525

                        218,000   Barrick Gold Corp....................................    5,748,398

                        314,900   Cambior, Inc. (Medium-sized gold producer
                                   with a major mine in Guyana)........................    3,430,974

                        100,000   Canadian Pacific Ltd. (Transportation and
                                   resource conglomerate)..............................    1,812,500

                        863,048   Canadian Pacific Ltd. (Ord.).........................   15,724,832

                        240,300   Placer Dome Inc. (CN) (Gold, silver and copper
                                   mining company).....................................    5,808,387

                        236,000   Placer Dome Inc......................................    5,693,500
                                                                                         -----------
                                                                                          50,171,029
                                                                                         -----------

CHINA        1.0%           526   American Standard China (Plumbing
                                  products) (c)........................................    5,260,000

                        551,500   Huaneng Power International, Inc. Series N
                                   (ADR)* (Developer and operator of large
                                   coal-fired power plants)............................    7,927,813
                                                                                         -----------
                                                                                          13,187,813
                                                                                         -----------

DENMARK      0.8%       138,500   FLS Industries "B" (Machinery for cement
                                   and allied industries; manufacturer and
                                   shipper of cement)..................................   10,732,564
                                                                                         -----------

GERMANY      9.6%       441,000   Bayerische Vereinsbank Girozentrale
                                   (Commercial bank)...................................   13,114,555

                         24,830   Daimler-Benz AG (Automobile and truck
                                   manufacturer).......................................   12,514,667

                         56,339   Hoechst AG (Chemical producer).......................   15,299,037

                         38,812   Mannesmann AG (Bearer) (Diversified
                                   construction and technology company)................   12,373,780

                          2,446   Muenchener Rueckversicherungs AG
                                   (Insurance company).................................    4,448,049

                          5,619   Muenchener Rueckversicherungs AG
                                   (Registered)........................................   12,238,241

                        179,000   Schering AG (Pharmaceutical and chemical
                                   producer)...........................................   11,874,604

                         18,040   Siemens AG (Bearer) (Manufacturer of
                                   electrical and electronic equipment)................    9,885,794

                        445,000   VEBA AG (Electric utility, distributor of oil and
                                   chemicals) .........................................   18,918,325

                         29,330   Viag AG (Provider of electrical power and
                                   natural gas services, aluminum products,
                                   chemicals, ceramics and glass)......................   11,772,949
                                                                                         -----------
                                                                                         122,440,001
                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

SCUDDER GLOBAL FUND
--------------------------------------------------------------------------------

              % of                                                                         Market
           Portfolio   Shares                                                             Value ($)
----------------------------------------------------------------------------------------------------
HONG KONG    0.9%           100   China Light & Power Co., Ltd. (Electric utility)               460

                      1,607,000   Hutchison Whampoa, Ltd. (Container terminal
                                   and real estate company)............................    9,767,734

                            258   New World Development Co., Ltd. (Property
                                   investment and development, construction and
                                   engineering, hotels and restaurants,
                                   telecommunications).................................        1,121

                        608,000   Television Broadcasts, Ltd. (Television
                                   broadcasting).......................................    2,166,233
                                                                                         -----------
                                                                                          11,935,548
                                                                                         -----------

HUNGARY      0.3%         3,619   First Hungary Fund (Investment company) (c)..........    3,226,881
                                                                                         -----------

INDONESIA    0.3%       411,500   HM Sampoerna (Foreign registered)
                                   (Tobacco company)...................................    4,283,271
                                                                                         -----------

JAPAN        9.7%       500,000   Bridgestone Corp. (Leading automobile tire
                                   manufacturer).......................................    7,938,045

                        704,000   Canon Inc. (Leading producer of visual image
                                   and information equipment)..........................   12,744,240

                      1,278,000   Hitachi Ltd. (General electronics manufacturer)......   12,866,602

                         73,000   Hitachi Metals, Ltd. (Major producer of
                                   high-quality specialty steels)......................      911,617

                      1,001,000   Iino Kaiun Kaisha, Ltd. (Operator of tankers
                                   and specialized carriers)...........................    5,697,851

                        191,000   Kyocera Corp. (Leading ceramic package
                                   manufacturer).......................................   14,181,704

                        788,000   Matsushita Electrical Industrial Co., Ltd.
                                   (Consumer electronic products manufacturer).........   12,815,489

                        794,000   NSK Ltd. (Leading manufacturer of bearings
                                   and other machinery parts)..........................    5,764,763

                         90,000   Nichiei Co., Ltd. (Finance company for small
                                   and medium-sized firms).............................    6,708,616

                      1,047,000   Nisshin Steel Co., Ltd. (Blast furnace
                                   steelmaker).........................................    4,226,515

                         30,100   SMC Corp. (Leading maker of pneumatic
                                   equipment)..........................................    2,176,641

                        157,000   Secom Co., Ltd. (Electronic security system
                                   operator)...........................................   10,912,488

                        144,000   Sony Corp. (Consumer electronic products
                                   manufacturer).......................................    8,628,848

                        913,000   Sumitomo Metal Industries, Ltd. (Leading
                                   integrated crude steel producer)....................    2,766,399

                      1,690,000   Sumitomo Metal Mining Co., Ltd.* (Leading
                                   gold, nickel and copper mining company).............   15,182,188
                                                                                         -----------
                                                                                         123,522,006
                                                                                         -----------


    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

              % of                                                                           Market
           Portfolio     Shares                                                             Value ($)
------------------------------------------------------------------------------------------------------
KOREA        5.5%        10,000     Baik Yang Co. (Leading maker of
                                     under garments)...................................      1,289,075

                              9     Cheil Food and Chemical Co., Ltd. (Korea's
                                     largest sugar refiner and major integrated
                                     food processor)...................................            617

                        334,374     Daewoo Heavy Industries Ltd. (Leading
                                     manufacturer of heavy industrial equipment).......      3,642,230

                        113,251     Daewoo Securities Co., Ltd. (Brokerage and
                                     financial services)...............................      2,948,979

                        121,464     Hanil Bank (Major commercial bank).................      1,296,451

                       69 units     Korea Asia Fund (IDR) (Investment
                                     company) (b)......................................      1,569,750

                         25,000     Korea Electric Power Co. (Electric utility)........        992,588

                        353,000     Korea Electric Power Co. (ADR).....................      9,354,500

                      140 units     Korea Equity Trust (IDR) (Investment
                                     company) (b)......................................      1,540,000

                         78,207     Korea Express Co., Ltd. (General freight
                                     transport company)................................      2,742,160

                         20,338     Korea Express Co., Ltd. (New)......................        707,865

                         49,799     Korea Long Term Credit Bank (Major
                                     commercial bank)..................................      1,405,863

                          3,850     Korea Mobile Telecom (Mobile
                                     telecommunication company) (c)....................      4,340,090

                         80,000     Korea Zinc Co. (Zinc mining and manufacturing).....      1,959,394

                         25,990     Lotte Confectionery Co., Ltd. (Major producer
                                     of snack food)....................................      3,015,276

                        101,398     Oriental Brewery Co., Ltd.* (Korea's largest
                                     brewer)...........................................      2,287,419

                         25,000     Pang-Rim Spinning Co., Ltd. (Leading
                                     manufacturer of cotton-polyester spun fabrics)....      1,662,907

                          7,030     Pohang Iron & Steel Co., Ltd. (Korea's largest
                                      steel producer) (c)..............................        509,993

                         13,933     Samsung Electromechanics Co., Ltd (Major
                                     electronics parts company)........................        700,467

                          5,448     Samsung Electromechanics Co., Ltd. (New) (d).......        270,381

                          1,153     Samsung Electronics Co., Ltd. (Major
                                     electronics manufacturer) (c).....................        211,664

                        230,390     Samsung Electronics Co., Ltd. (GDS)
                                     (Non-voting)......................................     13,823,400

                         45,335     Samsung Electronics Co., Ltd. (GDS)
                                     (Non-voting) (New) (d)............................      2,674,765

                         29,483     Samsung Electronics Co., Ltd. (GDS) (Voting).......      2,830,368

                          9,588     Samsung Electronics Co., Ltd. (GDS) (Voting)
                                     (New) (d).........................................        891,684

                             14     Samsung Electronics Co., Ltd. (New) (c)............          2,561

                         94,557     Samsung Heavy Industries Co., Ltd.
                                     (Machinery manufacturer)..........................      2,425,632

    The accompanying notes are an integral part of the financial statements.

SCUDDER GLOBAL FUND
--------------------------------------------------------------------------------

                 % of                                                                           Market
              Portfolio     Shares                                                             Value ($)
---------------------------------------------------------------------------------------------------------

                            12,349      Samsung Heavy Industries Co., Ltd. (New) (d)........      312,008

                            40,000      Samsung Securities (Securities company).............    1,345,794

                          43 units      Seoul International Trust (Investment
                                         company) (b).......................................    1,999,500

                            37,206      Ssangyong Cement Industrial Co., Ltd. (Major
                                         cement company)....................................    1,040,761
                                                                                               ----------
                                                                                               69,794,142
                                                                                               ----------

NETHERLANDS     4.3%        426,422     AEGON Insurance Group NV (Insurance
                                         company)...........................................   18,897,673

                            331,696     Internationale-Nederlanden Groep CVA
                                         (Banking and insurance holding company)............   22,194,502

                             92,600     Royal Dutch Petroleum Co. (New York shares)
                                         (International energy company).....................   13,068,175
                                                                                               ----------
                                                                                               54,160,350
                                                                                               ----------

NEW ZEALAND     0.9%      2,600,000     Telecom Corp. of New Zealand
                                         (Telecommunication services).......................   11,218,348
                                                                                               ----------

PANAMA          0.6%        165,900     Banco Latinoamericano de Exportaciones,
                                         SA (ADR) (Bank)....................................    7,714,350
                                                                                               ----------

SINGAPORE       0.8%      1,004,296     Jardine Matheson Holdings, Ltd.
                                         (Conglomerate: real estate, merchandising,
                                         engineering).......................................    6,879,428

                          1,008,000     Jardine Strategic Holdings Ltd.
                                         (Conglomerate: auto distribution, food
                                         retailing, property investment and
                                         development).......................................    3,084,480
                                                                                               ----------
                                                                                                9,963,908
                                                                                               ----------

SOUTH AFRICA    1.3%        468,500     Impala Platinum Holdings (ADR) (Leading
                                         platinum producer).................................    8,901,500

                            962,755     Malbak Ltd. (GDR) (Registered)* (Diversified
                                         holding company involved in food, packaging
                                         and paper, healthcare, consumer products
                                         and investments)...................................    6,618,941

                             76,528     Rustenburg Platinum Holdings, Ltd. (ADR)
                                         (Leading platinum producer)........................    1,300,976
                                                                                               ----------
                                                                                               16,821,417
                                                                                               ----------

SWEDEN          4.0%        502,000     Astra AB "A" (Free) (Pharmaceutical company)........   20,043,694

                            676,300     S.K.F. AB "B" (Free)* (Manufacturer of roller
                                         bearings)..........................................   12,941,103

                            417,300     Skandia Foersaekrings AB (Free) (Financial
                                         conglomerate)......................................   11,286,025


    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                    % of                                                                           Market
                 Portfolio     Shares                                                             Value ($)
------------------------------------------------------------------------------------------------------------

                              298,900     Volvo AB "B" (Free) (Automobile manufacturer).....       6,124,815
                                                                                                 -----------
                                                                                                  50,395,637
                                                                                                 -----------
SWITZERLAND        9.3%        17,915     Brown, Boveri & Cie. AG (Bearer)
                                           (Manufacturer of electrical equipment)...........      20,826,877

                                8,250     Ciba-Geigy AG (Bearer) (Pharmaceutical
                                           company).........................................       7,228,994

                               13,735     Ciba-Geigy AG (Registered)........................      12,094,760

                                9,621     Nestle SA (Registered) (Food manufacturer)........      10,650,584

                               26,715     Sandoz Ltd. AG (Registered) (Pharmaceutical
                                           company).........................................      24,474,940

                                2,675     Schindler Holdings AG (PC) (Leading elevator
                                           and escalator manufacturer)......................       2,773,283

                               26,018     Swiss Bank Corp. (Bearer) (Switzerland's
                                           second largest universal bank)...................      10,631,569

                               11,750     Swiss Reinsurance (Registered) (Life, accident
                                           and health insurance company)....................      13,680,215

                               50,750     Zurich Insurance Group (Registered)
                                           (Insurance company)..............................      15,189,997
                                                                                                 -----------
                                                                                                 117,551,219
                                                                                                 -----------

TAIWAN             0.5%     2,025,000     Taiwan Semiconductor Manufacturing Co.
                                           (Manufacturer of integrated circuits and
                                           other semiconductor devices).....................       6,345,054
                                                                                                 -----------

UNITED KINGDOM     5.9%     1,388,000     Grand Metropolitan PLC (Food and drink
                                           producer and retailer)...........................       9,995,867

                              677,600     Great Universal Stores PLC "A" (Catalog
                                           home shopping, retailing, finance and
                                           property investment).............................       7,206,562

                            1,202,269     Lasmo PLC (Oil production and exploration)........       3,250,365

                              140,900     London & Overseas Freighters (ADR)
                                           (Operator of a fleet of oil tankers).............       1,620,350

                            1,400,134     PowerGen PLC (Electric utility)...................      11,573,441

                            1,128,609     RTZ Corp. PLC (Mining and finance company)........      16,413,478

                            1,680,000     Reuters Holdings PLC (International news
                                           agency)..........................................      15,387,723

                            3,069,900     St. James's Place Capital PLC (Money
                                           management and insurance)........................       4,936,804

                              817,400     Waste Management International PLC*
                                           (Waste collection and disposal services).........       4,318,121
                                                                                                 -----------
                                                                                                  74,702,711
                                                                                                 -----------

UNITED STATES     20.4%       227,500     AirTouch Communications, Inc.* (Wireless
                                           telecommunication services)......................       6,426,875

    The accompanying notes are an integral part of the financial statements.

SCUDDER GLOBAL FUND
--------------------------------------------------------------------------------

                    % of                                                                              Market
                 Portfolio     Shares                                                                Value ($)
---------------------------------------------------------------------------------------------------------------

                              236,100     American President Companies, Ltd. (Major
                                           containership operator)..............................      5,430,300

                              219,900     Biogen Inc.* (Biotechnology research and
                                           development).........................................     13,523,850

                               92,400     Boeing Co. (Manufacturer of jet airplanes)............      7,241,850

                              108,000     Comsat Corp. (Provider of communication
                                           and information services worldwide by
                                           fixed and mobile technology).........................      2,011,500

                              479,000     Destec Energy Inc.* (Non-utility producer of
                                           cogeneration and coal gasification power)............      6,586,250

                              228,300     EXEL, Ltd. (Provider of liability insurance)..........     13,926,300

                              356,300     Enron Corp. (Major natural gas pipeline system).......     13,583,938

                               95,700     First Data Corp. (Credit-card processing
                                           services)............................................      6,399,938

                              136,700     Fluor Corp. (Engineering and construction
                                           company).............................................      9,022,200

                               99,635     General Re Corp. (Property and casualty
                                           reinsurance).........................................     15,443,425

                              627,000     Homestake Mining Co. (Major international
                                           gold producer).......................................      9,796,875

                              187,760     International Business Machines Corp.
                                           (Principal manufacturer and servicer of
                                           business and computing machines).....................     17,226,980

                               76,322     J.P. Morgan & Co., Inc. (Commercial banking
                                           and financial services)..............................      6,124,841

                              739,100     LaFarge Corp. (Leading cement producer)...............     13,858,125

                              400,000     Louisiana-Pacific Corp. (Producer of lumber,
                                           plywood and pulp)....................................      9,700,000

                              202,650     MBIA Inc. (Insurer of municipal bonds)................     15,198,750

                              396,700     Pharmacia & Upjohn, Inc.* (Leading
                                           pharmaceutical producer).............................     15,372,125

                              107,500     Policy Management Systems Corp.* (Insurance
                                           company software and services).......................      5,119,688

                              259,400     Public Service Co. of New Mexico* (Large
                                           electric utility serving the southwest)..............      4,571,925

                               81,000     Thermo Electron Corp.* (Engineered industrial
                                           products and environmental instruments)..............      4,212,000

                              312,000     Times Mirror Co. "A" (Newspaper publisher)............     10,569,000

                              250,000     Unicom Corp. (Electric utility in northern Illinois)..      8,187,500

                              181,700     United Technologies Corp. (Manufacturer
                                           of aerospace, climate control systems, and
                                           elevators)...........................................     17,238,788

                              266,100     WMX Technologies Inc. (Solid and chemical
                                           waste management services)...........................      7,949,738

                               97,650     Xerox Corp. (Leading manufacturer of copiers
                                           and duplicators).....................................     13,378,050
                                                                                                    -----------
                                                                                                    258,100,811
                                                                                                    -----------


    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                    % of                                                                           Market
                 Portfolio     Shares                                                             Value ($)
------------------------------------------------------------------------------------------------------------
VENEZUELA         0.1%

                              191,100     Venezolana de Prerreducidos Caroni C.A.
                                           (GDS) (Manufacturer of steel pellets)...........          836,063
                                                                                               -------------
                                          TOTAL COMMON STOCKS (Cost $878,226,087)..........    1,140,902,322
                                                                                               -------------

------------------------------------------------------------------------------------------------------------

                                          TOTAL INVESTMENT PORTFOLIO - 100.0%
                                           (Cost $983,593,711) (a).........................    1,270,095,821
                                                                                               =============

*   Non-income producing security.

(a) The cost for federal income tax purposes was $984,973,236. At December 31, 1995, net unrealized appreciation for all securities based on tax cost was $285,122,585. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $310,782,473 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $25,659,888.

(b) 500 shares   = 1 IDR unit (International Depository Receipt) for Korea
                     Asia Fund
    1,000 shares = 1 IDR unit for Korea Equity Trust
    1,000 shares = 1 unit for Seoul International Trust

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at December 31, 1995 aggregated $20,462,389. See Note A of the Notes to Financial Statements.

(d) New shares issued during 1995, eligible for a pro rata share of 1995 dividends.



See page 5 for sector breakdown.


    The accompanying notes are an integral part of the financial statements.

SCUDDER GLOBAL FUND
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1995
------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $983,593,711)
        (Note A) .......................................                    $1,270,095,821
Cash ...................................................                             4,929
Receivables:
        Investments sold ...............................                        16,409,469
        Dividends and interest .........................                         2,564,574
        Foreign taxes recoverable ......................                           422,798
        Fund shares sold ...............................                         1,243,501
                                                                            --------------
                Total assets ...........................                     1,290,741,092

LIABILITIES
Payables:
        Investments purchased ..........................    $14,066,857
        Fund shares redeemed ...........................      1,325,577
        Accrued management fee (Note C) ................      1,011,298
        Other accrued expenses (Note C) ................        708,945
        Payable on closed forward foreign currency
                exchange contracts (Note A) ............      2,007,982
                                                            -----------
                Total liabilities ......................                        19,120,659
                                                                            --------------
Net assets, at market value ............................                    $1,271,620,433
                                                                            ==============

NET ASSETS
Net assets consist of:
        Accumulated distributions in excess of
                net investment income ..................                    $     (428,194)
        Net unrealized appreciation (depreciation) on:
                Investments ............................                       286,502,110
                Foreign currency related transactions ..                           (19,035)
        Accumulated distributions in excess of
                net realized gains .....................                          (124,389)
        Capital stock ..................................                           470,871
        Additional paid-in capital .....................                       985,219,070
                                                                            --------------
Net assets, at market value ............................                    $1,271,620,433
                                                                            ==============

NET ASSET VALUE, offering and redemption price per
        share ($1,271,620,433 divided by 47,087,134
        shares of capital stock outstanding, $.01 par
        value, 100,000,000 shares authorized) ..........                            $27.01
                                                                            ==============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS

Six Months Ended December 31, 1995
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
Dividends (net of withholding taxes of $581,823).........                       $  7,628,171
Interest.................................................                          2,731,729
                                                                                ------------
                                                                                  10,359,900

Expenses:
Management fee (Note C)..................................      $5,954,591
Services to shareholders (Note C)........................       1,247,890
Custodian and accounting fees (Note C)...................         810,956
Directors' fees (Note C).................................          24,246
Reports to shareholders..................................         246,939
Legal ...................................................          14,672
Auditing.................................................          48,358
Federal and state registration...........................          23,179
Other....................................................          63,557          8,434,388
                                                               -----------------------------
Net investment income....................................                          1,925,512
                                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
        INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
        Investments......................................      23,468,464
        Foreign currency related transactions............        (117,664)        23,350,800
                                                               -----------------------------
Net unrealized appreciation (depreciation) during
        the period on:
        Investments......................................      87,131,835
        Foreign currency related transactions............         (68,721)        87,063,114
                                                               -----------------------------
Net gain on investment transactions......................                        110,413,914
                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....                       $112,339,426
                                                                                ============

    The accompanying notes are an integral part of the financial statements.

SCUDDER GLOBAL FUND


                STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                 DECEMBER 31,            YEAR ENDED
                                                                    1995                  JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                                (UNAUDITED)                1995
----------------------------------------------------------------------------------------------------
Operations:
Net investment income ..................................     $     1,925,512         $    11,643,651
Net realized gain from investment
        transactions ...................................          23,350,800              11,948,024
Net unrealized appreciation on investment
        transactions during the period .................          87,063,114              72,766,161
                                                             ---------------         ---------------
Net increase in net assets resulting
        from operations ................................         112,339,426              96,357,836
                                                             ---------------         ---------------
Distributions to shareholders from:
Net investment income ($.25 and $.11 per
        share, respectively) ...........................         (11,338,078)             (5,208,927)
                                                             ---------------         ---------------
Net realized gains from investment
        transactions ($.84 and $.34 per
        share, respectively) ...........................         (38,563,130)            (16,100,320)
                                                             ---------------         ---------------
Fund share transactions:
Proceeds from shares sold ..............................         119,799,423             294,309,148
Net asset value of shares issued to
        shareholders in reinvestment of distributions ..          46,815,558              20,010,200
Cost of shares redeemed ................................        (125,616,292)           (316,718,412)
                                                             ---------------         ---------------
Net increase (decrease) in net assets from
        Fund share transactions ........................          40,998,689              (2,399,064)
                                                             ---------------         ---------------
INCREASE IN NET ASSETS .................................         103,436,907              72,649,525
Net assets at beginning of period ......................       1,168,183,526           1,095,534,001
                                                             ---------------         ---------------
NET ASSETS AT END OF PERIOD
        (including accumulated distributions
        in excess of net investment income
        and undistributed net investment income
        of $(428,194) and $8,984,372, respectively) ....     $ 1,271,620,433         $ 1,168,183,526
                                                             ===============         ===============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ..............          45,559,445              45,787,687
                                                             ---------------         ---------------
Shares sold ............................................           4,454,170              12,199,342
Shares issued to shareholders in
        reinvestment of distributions ..................           1,745,054                 810,995
Shares redeemed ........................................          (4,671,535)            (13,238,579)
                                                             ---------------         ---------------
Net increase (decrease) in Fund shares .................           1,527,689                (228,242)
                                                             ---------------         ---------------
Shares outstanding at end of period ....................          47,087,134              45,559,445
                                                             ===============         ===============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                              SIX MONTHS
                                 ENDED
                              DECEMBER 31,             YEARS ENDED JUNE 30,
                              ------------  ------------------------------------------
                                 1995        1995       1994(d)      1993        1992
                              ------------  ------------------------------------------

Net asset value,
  beginning of period ...       $25.64      $23.93      $21.63      $19.56      $18.06
                                ------      ------      ------      ------      ------
Income from investment
  operations:
  Net investment income .          .04         .25         .23         .15         .19
  Net realized and
    unrealized gain
    (loss) on investment
    transactions ........         2.42        1.91        2.57        2.42        2.28
                                ------      ------      ------      ------      ------
Total from investment
  operations ............         2.46        2.16        2.80        2.57        2.47
                                ------      ------      ------      ------      ------
Less distributions from:
  Net investment income .         (.25)       (.11)       (.24)       (.16)       (.31)
  Net realized gains
    on investment
    transactions ........         (.84)       (.34)       (.26)       (.34)       (.66)
                                ------      ------      ------      ------      ------
Total distributions .....        (1.09)       (.45)       (.50)       (.50)       (.97)
                                ------      ------      ------      ------      ------
Net asset value, end of
    period ..............       $27.01      $25.64      $23.93      $21.63      $19.56
                                ======      ======      ======      ======      ======

TOTAL RETURN (%) ........         9.66**      9.11       12.99       13.45       14.09
RATIOS AND
  SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) ..........        1,272       1,168       1,096         577         371
Ratio of operating
  expenses, to average
  daily net assets (%) ..         1.36*       1.38        1.45        1.48        1.59
Ratio of net investment
  income to average
  daily net assets (%) ..          .31*       1.03         .97         .90        1.09
Portfolio turnover
  rate (%) ..............         26.5*       44.4        59.7        64.9        44.6




                                                                               FOR THE PERIOD
                                                                               JULY 23, 1986
                                                                               (COMMENCEMENT
                                                                               OF OPERATIONS)
                                           YEARS ENDED JUNE 30,                 TO JUNE 30,
                                ------------------------------------------
                                 1991         1990      1989        1988          1987
                                ------       ------     ------      ------       ------
Net asset value,
  beginning of period ...       $20.36       $17.64     $14.47      $15.42       $12.00
                                ------       ------     ------      ------       ------
Income from investment
  operations:
  Net investment income .          .40          .19        .19         .18          .05
  Net realized and
    unrealized gain
    (loss) on investment
    transactions ........        (1.50)        3.28       3.20        (.82)        3.37
                                ------       ------     ------      ------       ------
Total from investment
  operations ............        (1.10)        3.47       3.39        (.64)        3.42
                                ------       ------     ------      ------       ------
Less distributions from:
  Net investment income .         (.37)        (.20)      (.14)       (.06)        --
  Net realized gains
    on investment
    transactions ........         (.83)        (.55)      (.08)       (.25)        --
                                ------       ------     ------      ------       ------
Total distributions .....        (1.20)        (.75)      (.22)       (.31)        --
                                ------       ------     ------      ------       ------
Net asset value, end of
    period ..............       $18.06       $20.36     $17.64      $14.47       $15.42
                                ======       ======     ======      ======       ======

TOTAL RETURN (%) ........        (5.20)       20.00      23.90       (4.45)       28.50**
RATIOS AND
  SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) ..........          268          257         91          81          102
Ratio of operating
  expenses, to average
  daily net assets (%) ..         1.70         1.81       1.98        1.71(b)      1.84*(a)
Ratio of net investment
  income to average
  daily net assets (%) ..         2.21         1.77       1.22        1.23          .63*
Portfolio turnover
  rate (%) ..............         85.0(c)      38.3       30.7        53.8         32.2*



(a) The Adviser did not impose all of its management fee during the period July 23, 1986 (commencement of operations) to December 31, 1986, amounting to $.01 per share.

(b) The Adviser absorbed a portion of the Fund's expenses exclusive of management fees, amounting to $.03 per share.

(c) The portfolio turnover rate on equity securities and debt securities was 62.7% and 174.4%, respectively, based on average monthly equity holdings and average monthly debt holdings.

(d) Per share amounts have been calculated using weighted average shares outstanding.

  *  Annualized

 **  Not annualized

SCUDDER GLOBAL FUND
NOTES TO FINANCIAL STATEMENTS

A.  SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------

Scudder Global Fund (the "Fund") is a diversified series of Scudder Global Fund, Inc., a Maryland corporation (the "Corporation") registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $22,157,607 (1.7% of net assets) and have been noted in the investment portfolio as of December 31, 1995.

                                                   NOTES TO FINANCIAL STATEMENTS


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

SCUDDER GLOBAL FUND

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                                                   NOTES TO FINANCIAL STATEMENTS


The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.

B.  PURCHASES AND SALES OF SECURITIES
-------------------------------------------------------------------------------

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 1995 aggregated $159,519,169 and $169,750,638, respectively.

C.  RELATED PARTIES
-------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the period July 1, 1995 to September 5, 1995, the management fee payable under the Management Agreement was equal to an annual rate of 1% of the first $500,000,000 of average daily net assets and 0.95% of such assets in excess of $500,000,000 computed and accrued daily and payable monthly. Effective September 6, 1995, the management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of average daily net assets, .95% of the next $500,000,000 of such assets and 0.90% of such assets in excess of $1,000,000,000 computed and accrued daily and payable monthly. The Management Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended December 31, 1995, the fee pursuant to the Management Agreement amounted to $5,954,591, which was equivalent to an annualized effective rate of .96% of the Fund's average daily net assets.

SCUDDER GLOBAL FUND

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Included in services to shareholders is $1,062,421 charged to the Fund by SSC during the six months ended December 31, 1995, of which $238,344 is unpaid at December 31, 1995.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $255,331, of which $43,393 is unpaid at December 31, 1995.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1995, Directors' fees aggregated $24,246.

                                               REPORT OF INDEPENDENT ACCOUNTANTS


TO THE DIRECTORS OF SCUDDER GLOBAL FUND, INC. AND TO THE SHAREHOLDERS OF SCUDDER GLOBAL FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Global Fund including the investment portfolio, as of December 31, 1995, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended, and for the year ended June 30, 1995, and the financial highlights for the six-month period ended December 31, 1995, for each of the eight years in the period ended June 30, 1995 and for the period July 23, 1986 (commencement of operations) to June 30, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Fund as of December 31, 1995, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and for the year ended June 30, 1995, and the financial highlights for the six-month period ended December 31, 1995, for each of the eight years in the period ended June 30, 1995 and for the period July 23, 1986 (commencement of operations) to June 30, 1987 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.

February 2, 1996

SCUDDER GLOBAL FUND
TAX INFORMATION

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

(This page intentionally left blank)

(This page intentionally left blank)

OFFICERS AND DIRECTORS

  Edmond D. Villani*
      Chairman of the Board and Director

  William E. Holzer*
      President

  Paul Bancroft III
      Director; Venture Capitalist and Consultant

  Sheryle J. Bolton
      Director; Consultant

  Nicholas Bratt*
      Director

  Thomas J. Devine
      Director; Consultant

  William H. Gleysteen, Jr.
      Director; President, The Japan Society, Inc.

  William H. Luers
      Director; President, The Metropolitan Museum of Art

  Daniel Pierce*
      Director and Vice President

  Robert G. Stone, Jr.
      Honorary Director; Chairman of the Board and Director, Kirby Corporation

  Robert W. Lear
      Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

  Adam M. Greshin*
      Vice President

  Jerard K. Hartman*
      Vice President

  Thomas W. Joseph*
      Vice President

  Douglas M. Loudon*
      Vice President

  Gerald J. Moran*
      Vice President

  Isabel Saltzman*
      Vice President

  Cornelia M. Small*
      Vice President

  David S. Lee*
      Vice President and Assistant Treasurer

  Thomas F. McDonough*
      Vice President and Secretary

  Pamela A. McGrath*
      Vice President and Treasurer

  Edward J. O'Connell*
      Vice President and Assistant Treasurer

  Juris Padegs*
      Vice President and Assistant Secretary

  Kathryn L. Quirk*
      Vice President and Assistant Secretary

  Coleen Downs Dinneen*
      Assistant Secretary

  *Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                  Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
                  Tax Free Money Market+                               Scudder GNMA Fund
                   Scudder Tax Free Money Fund                         Scudder Income Fund
                   Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
                  Tax Free+                                            Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                  Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                  Growth and Income                                    Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)         Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free  prospectus.  Read it  carefully  before you invest or send money.  +A portion of the income from the tax-free funds may be subject to federal,  state,  and local  taxes.  *Not  available in all states.  +++A no-load  variable annuity  contract  provided by Charter  National Life  Insurance  Company and its  affiliate,  offered by Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers  Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your
                                         Scudder    accounts;    exchanges   and
                                         redemptions;   or  information  on  any
                                         Scudder    fund    SCUDDER    AUTOMATED
                                         INFORMATION LINE (SAIL) 1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         To   receive   information   about  the
                                         Scudder    funds,     for    additional
                                         applications and  prospectuses,  or for
                                         investment  questions  SCUDDER INVESTOR
                                         RELATIONS 1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------
                                         For information on Scudder            For information on Scudder Institutional  Funds*,
                                         Treasurers Trust(TM),  an             funds designed to meet the broad investment
                                         institutional cash management         management and service needs of banks and other
                                         service for corporations,             institutions, call:  1-800-854-8525.
                                         non-profit organizations and
                                         trusts  that  uses certain
                                         portfolios  of Scudder  Fund,  Inc.*
                                         ($100,000 minimum), call:
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor  Relations and Scudder Funds Centers are services  provided through Scudder
    Investor Services, Inc., Distributor.
 *  Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including  management fees and expenses. Please read it carefully before you invest or send money.


Celebrating Over 75 Years of Serving Investors


     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.